                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04656
                  ---------------------------------------------

                               BANCROFT FUND LTD.

-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               65 Madison Avenue, Morristown, New Jersey 07960-7308
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Thomas H. Dinsmore
                               BANCROFT FUND LTD.
                               65 Madison Avenue
                       Morristown, New Jersey 07960-7308
                     (Name and address of agent for service)

                                    Copy to:
                               Steven B. King, Esq.
                      Ballard Spahr Andrews & Ingersoll, LLP
                        1735 Market Street, 51st Floor
                          Philadelphia, PA 19103-7599


Registrant's telephone number, including area code: (973)631-1177

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

                              BANCROFT FUND LTD.


                         [BANCROFT LOGO APPEARS HERE]


                            2008 Semi-Annual Report
                                 April 30, 2008

                            2008 Semi-Annual Report
                                 April 30, 2008

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation ~ which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.


                                   Highlights


Performance through April 30, 2008 with dividends reinvested
                                              Calendar                    Annualized          10 Year
                                                YTD        1 Year     5 Years     10 Years   Volatility
                                             ----------  ----------  ----------  ----------  ----------
Bancroft market price .......................  (3.72)%      2.40%       6.03%       4.91%        9.60%
Bancroft net asset value ....................  (2.40)       1.00        7.08        4.82         7.60
Merrill Lynch All Convertibles Index ........  (0.71)      (1.08)       8.76        6.07        12.34
S&P 500 Index ...............................  (5.03)      (4.68)      10.60        3.89        14.55
Lehman Aggregate Bond Total Return Index ....   1.95        6.87        4.37        5.96         3.88

The above data is from Bloomberg L.P. pricing service, with the exception of the Lehman Aggregate Bond Total Return Index which is from Lipper, Inc. Closed-End Fund Performance Analysis, dated April 30, 2008.

Bancroft's performance in the table above has not been adjusted for the fiscal 2004 rights offering, or the tender offer which expired earlier this year; net asset value dilution was 2.38% and 0.85%, respectively. Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss. Performance data represent past results and do not reflect future performance.

--------------------------------------------------------------------------------
QUARTERLY HISTORY OF NAV AND MARKET PRICE

                    Net Asset Values          Market Prices (AMEX, symbol BCV)
 Qtr. Ended      High     Low      Close           High     Low      Close
------------    ------   ------   -------         ------   ------   -------
   7/31/07      $24.19   $23.24   $23.25          $21.80   $20.65   $20.95
  10/31/07       24.35    22.47    24.35           21.80    18.88    21.35
   1/31/08       24.17    19.95    20.53           21.52    18.12    18.85
   4/30/08       20.72    19.41    20.69           18.98    17.64    18.48

--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS (12 MONTHS)

     Record         Payment                      Capital
      Date           Date          Income         Gains          Total
   ----------     ----------     ----------     ----------     ----------
     6/14/07        6/28/07        $0.210         $  --          $0.210
     9/13/07        9/27/07         0.210            --           0.210
    11/29/07       12/26/07         0.166          2.009          2.175
     3/14/08        3/28/08         0.210            --           0.210
                                 ----------     ----------     ----------
                                   $0.796         $2.009         $2.805
                                 ==========     ==========     ==========

--------------------------------------------------------------------------------
To Our Shareholders
--------------------------------------------------------------------------------

May 9, 2008

The current calendar year has seen the convertible securities market, as measured by the Merrill Lynch All Convertibles Index, outperform the major equity market indices as well as U.S. corporate bonds, while underperforming high yield U.S. corporate bonds. Within the convertible universe, Merrill Lynch reports that speculative grade convertibles have outperformed investment grade convertibles, which may be because small and midcap stocks have outperformed large capitalization stocks.

As some alternative forms of financing have been substantially reduced by the de-leveraging of investment banks, many issuers are turning to convertible securities as the most viable source for raising capital. This development has become especially true of finance companies and banks. The first five months of 2008 has seen a net increase in U.S. convertible securities outstanding of over $20 billion, raising convertible market value to $333.5 billion from $313.1 billion, as measured by Merrill Lynch. Average yields rose as many new issues came to market with over 7% yields. Average conversion premiums have actually fallen slightly to approximately 42% and parity delta (a measure of the sensitivity of the price of a convertible security to movements in the price of the underlying common stock) is around 65%, which is historically within the normal range of the market. These numbers, measured by Merrill Lynch, appear to us to be indicative of a healthy convertible market. In this changing financial environment, we believe that reasonable investment opportunities are available in convertible issue form from many different companies and industries.

Performance in the Fund's second fiscal quarter was enhanced by its exposure to the Minerals and Mining and Energy industries. Among the better performing issues in the portfolio were McMoRan Exploration Co. (Energy), Oil States International, Inc. (Energy) and Freeport-McMoRan Copper & Gold Inc. (Minerals and Mining). Performance was held back by exposure to the Computer Software and Telecommunications industries.

Bancroft's market return, with dividends reinvested, outperformed the Merrill Lynch All Convertibles Index (the "Index") over the one-year period ended April 30, 2008, while underperforming over the five- and ten-year periods. The Fund's NAV, also with dividends reinvested, after adjustment for fund expenses (the Index includes no expenses), and for the Fund's fiscal 2004 rights offer and the February 2008 tender offer, outperformed the Index over the one- and five-year periods. Although the Fund's performance over the ten-year period was comparable to that of the Index, over that time period the Fund's volatility, as measured by the standard deviation of both market performance and NAV performance, was substantially lower than that of the Index for that time period. Many market professionals consider the volatility of past returns to be a useful approximation of past levels of financial risk. A higher volatility level is considered to equate to a higher measure of risk, and thus the Fund's results were achieved with lower levels of risk than that implied by the Index. This measure of historic results may not reflect future performance but we believe that it is informative. The Fund has sought to provide total returns to shareholders that compare favorably to those of the equity markets with less volatility.

There are many closed-end funds that make use of leverage through the issuance of Auction Rate Preferred Shares (ARPS). These shares are designed to have their dividend rate set through a periodic auction, usually every 7 to 35 days. When a successful auction occurs, holders who wish to liquidate their holdings may do so. If the auction does not attract sufficient bids to clear continued on the following page

--------------------------------------------------------------------------------
To Our Shareholders (continued)
--------------------------------------------------------------------------------

the market, the remarketing agent (usually a bank) generally steps in to fill the gap. This system functioned for twenty years with only an occasional auction failure. During the first calendar quarter of 2008 many agents refused to step in and so many auctions failed. Although such auction failures did not mean that the ARPS were in danger of default, holders who wished to liquidate their positions could not do so. The issuers have had to pay a penalty rate until the auctions were successful or the ARPS were redeemed. At this time, 25% of existing ARPS issued by closed-end funds have been called, with more expected to follow. Bancroft has never issued any preferred shares and so has not been subjected to the uncertainties created in the market by these recent events.

The results of the 2008 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your support. During the past quarter the Fund conducted a successful tender offer which concluded on February 29th with the purchase of 14.5% of the outstanding shares of the Fund. At its May meeting, the Board of Trustees declared a dividend of $0.21 per share. The dividend consists of undistributed net investment income and will be payable on June 26, 2008 to shareholders of record on June 12, 2008.

/s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board

--------------------------------------------------------------------------------
Major Portfolio Changes by underlying common stock
--------------------------------------------------------------------------------
Six months ended April 30, 2008


ADDITIONS                                        REDUCTIONS

ADC Telecommunications, Inc.                     AAR Corp.

Avery Dennison Corp.                             Archer Daniels Midland Company

Corning, Inc.                                    Cameron International Corp.

The Great Atlantic & Pacific Tea Company, Inc.   Corning, Inc.

Kinetic Concepts, Inc.                           Gannett Co., Inc.

McMoRan Exploration Co.                          Nabors Industries Ltd.

Mylan Inc.                                       Newmont Mining Corp.

Nabors Industries Ltd.                           Sepracor Inc.

St. Jude Medical, Inc.                           St. Jude Medical, Inc.

The Walt Disney Company                          U.S. Bancorp

Washington Mutual, Inc.                          The Walt Disney Company

                                                 Washington Mutual, Inc.


--------------------------------------------------------------------------------
Largest Investment Holdings by underlying common stock
--------------------------------------------------------------------------------

                                                                                   Value      % Total
                                                                                  (Note 1)    Net Assets
                                                                                -----------   ----------

Prudential Financial, Inc. .................................................    $  3,875,900     3.6%
  Prudential provides financial services worldwide. The company offers a variety of products and services including life insurance, mutual funds, annuities, asset management and real estate brokerage.

Chesapeake Energy Corp. ....................................................       3,579,250     3.3
  Cheasapeake produces oil and natural gas. The company's operations are focused on developmental drilling and producing property acquisitions in onshore natural gas producing areas of the United States and Canada.

Freeport-McMoRan Copper & Gold, Inc. .......................................       3,258,800     3.0
  Freeport-McMoRan is involved in mineral exploration and development, mining, and milling of copper, gold and silver. The company is also involved in smelting and refining copper concentrates.

Companhia Vale do Rio Doce .................................................       2,915,625     2.7
  Companhia Vale do Rio Doce produces and sells iron ore, pellets, manganese, alloys, gold, bauxite and alumina. The company is based in Brazil, where it owns and operates railroads and maritime terminals.

New York Community Bancorp, Inc. ...........................................       2,884,976     2.7
  New York Community Bancorp is a multi-bank holding company that offers a full range of traditional and non-traditional  products and services.

LSB Industries, Inc. .......................................................       2,745,000     2.6
  LSB manufactures and sells chemical products for the mining, agricultural and industrial markets. The company also manufactures and sells commercial and residential climate control products.

The Walt Disney Company ....................................................       2,631,338     2.4
  Disney, an entertainment company, has operations that include media networks, studio entertainment, theme parks and resorts, consumer products, and Internet and direct marketing.

St. Jude Medical, Inc. .....................................................       2,557,331     2.4
  St. Jude Medical develops, manufactures and distributes medical devices for the worldwide cardiovascular market. The company serves patients and health care customers with products and services including heart valves, cardiac rhythm management systems and cardiovascular devices.

LSI Corp. ..................................................................       2,537,500     2.4
  LSI designs, develops, manufactures and markets integrated circuits and       ------------ ----------
  storage systems. The company offers products and services for a variety of electronic systems applications that are marketed to original equipment manufacturers in the telecommunications, computers and storage industries.

Total ......................................................................    $ 26,985,720    25.1%
                                                                                ============  ==========


--------------------------------------------------------------------------------
Major Industry Exposure
--------------------------------------------------------------------------------

                       --------------------------------------------------
                 Energy                                                  15.4%
                       --------------------------------------------------
                       ---------------------------------------------
        Pharmaceuticals                                             10.8%
                       ---------------------------------------------
                       -----------------------------------------
              Insurance                                         8.6%
                       -----------------------------------------
                       -------------------------------------
         Semiconductors                                     6.8%
                       -------------------------------------
                       -----------------------------------
     Telecommunications                                   6.5%
                       -----------------------------------
                       -------------------------------
      Computer Hardware                                 6.0%
                       -------------------------------
                       ---------------------------
    Minerals and Mining                           5.8%
                       ---------------------------
                       -----------------------
            Health Care                       5.4%
                       -----------------------
                       --------------------
         Consumer Goods                    5.1%
                       --------------------
                       -----------------
 Banking/Savings & Loan                 4.7%
                       -----------------

--------------------------------------------------------------------------------
DIVERSIFICATION OF ASSETS-------------------------------------------------------

                                                                  % Total Net Assets
                                                          -----------------------------------
                                             Value        Six Months Ended      Year Ended
                                            (Note 1)       April 30, 2008    October 31, 2007
                                          ------------    ----------------   ----------------
Aerospace and Defense .................   $  3,338,750           3.1%               3.8%
Agriculture ...........................             --            --                1.4
Banking/Savings and Loan ..............      5,001,671           4.7                6.1
Chemicals .............................      1,720,500           1.6                2.8
Computer Hardware .....................      6,451,550           6.0                5.3
Computer Software .....................      3,285,200           3.1                3.0
Consumer Goods ........................      5,504,638           5.1                3.7
Energy ................................     16,571,552          15.4               14.3
Financial Services ....................      1,630,000           1.5                2.3
Foods .................................      3,227,000           3.0                1.7
Health Care ...........................      5,790,206           5.4                4.2
Insurance .............................      9,475,650           8.6                7.6
Media and Entertainment ...............      3,636,338           3.4                3.6
Minerals and Mining ...................      6,174,425           5.8                5.8
Multi-Industry ........................      3,159,375           3.0                2.9
Pharmaceuticals .......................     11,632,495          10.8               10.2
Real Estate ...........................        996,250           0.9                0.8
Retail ................................      1,200,000           1.1                1.9
Semiconductors ........................      7,322,500           6.8                6.5
Telecommunications ....................      6,949,400           6.5                4.6
Transportation ........................      1,610,000           1.5                1.4
Travel and Leisure ....................        780,000           0.7                0.8
Short-Term Securities .................             --            --                3.7
                                          ------------       --------           --------

  TOTAL INVESTMENTS ...................    105,457,500          98.2               98.4
Other Assets, Net of Liabilities ......      1,932,952           1.8                1.6
                                          ------------       --------           --------
  TOTAL NET ASSETS ....................   $107,390,452         100.0%             100.0%
                                          ============       ========           ========

--------------------------------------------------------------------------------
Portfolio of Investments April 30, 2008 (unaudited)
--------------------------------------------------------------------------------

 Principal                                                                                          Value
  Amount                                                                                           (Note 1)
-----------                                                                                      ------------
               CONVERTIBLE BONDS AND NOTES -- 58.0%

               AEROSPACE AND DEFENSE -- 2.8%
$ 1,000,000    Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1) ...............  $  1,292,500
  1,500,000    DRS Technologies, Inc. 2%, due 2026 cv. sr. notes (B1)
               (Acquired 01/30/06 - 05/16/07; Cost $1,658,682) (1,2) ..........................     1,766,250
                                                                                                 ------------
                                                                                                    3,058,750
                                                                                                 ------------
               COMPUTER HARDWARE -- 6.0%
  1,000,000    C&D Technologies, Inc. 5.25%, due 2025 cv. sr. notes (NR) ......................       980,000
  2,000,000    Credit Suisse, New York Branch 12.90%, due 2008 equity-linked notes (NR)
               (exchangeable for Corning Inc. common stock) ...................................     2,122,800
  1,000,000    EMC Corp. 1.75%, due 2011 cv. sr. notes (BBB+) .................................     1,193,750
  1,000,000    EMC Corp. 1.75%, due 2013 cv. sr. notes (BBB+) .................................     1,202,500
  1,000,000    Richardson Electronics, Ltd. 8%, due 2011 cv. sr. sub. notes (NR) ..............       952,500
                                                                                                 ------------
                                                                                                    6,451,550
                                                                                                 ------------
               COMPUTER SOFTWARE -- 3.1%
  1,000,000    Blackboard Inc. 3.25%, due 2027 cv. sr. notes (B-) .............................       956,250
  1,000,000    GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR) ...........................       785,000
  1,500,000    Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (A1)
               (performance linked to Microsoft Corp. common stock) (1) .......................     1,543,950
                                                                                                 ------------
                                                                                                    3,285,200
                                                                                                 ------------
               CONSUMER GOODS -- 2.3%
  1,000,000    Chattem, Inc. 1.625%, due 2014 cv. sr. notes (NR) ..............................     1,125,000
    750,000    Church & Dwight Co., Inc. 5.25%, due 2033 cv. sr. deb. (Ba1) ...................     1,385,625
                                                                                                 ------------
                                                                                                    2,510,625
                                                                                                 ------------
               ENERGY -- 4.6%
    750,000    Canadian Solar Inc. 6%, due 2017 cv. sr. notes (NR)
               (Acquired 12/04/07; Cost $750,000) (2) .........................................     1,035,000
  1,500,000    Covanta Holding Corp. 1%, due 2027 sr. cv. deb. (B1) (1) .......................     1,620,000
  1,325,000    Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR) ..     2,272,375
                                                                                                 ------------
                                                                                                    4,927,375
                                                                                                 ------------
               FINANCIAL SERVICES -- 1.5%
  2,000,000    Euronet Worldwide, Inc. 3.50%, due 2025 cv. deb. (B+) (1) ......................     1,630,000
                                                                                                 ------------
               FOODS -- 1.9%
    500,000    The Great Atlantic & Pacific Tea Company, Inc. 5.125%,
               due 2011 cv. sr. notes (Caa1) ..................................................       504,375
  1,500,000    The Great Atlantic & Pacific Tea Company, Inc. 6.75%,
               due 2012 cv. sr. notes (Caa1) ..................................................     1,498,125
                                                                                                 ------------
                                                                                                    2,002,500
                                                                                                 ------------
               HEALTH CARE -- 3.9%
  1,500,000    Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes
               (Acquired 04/16/08; Cost $1,500,000) (2) .......................................     1,515,000
    900,000    Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B2) (1) ...........................       626,625
  1,000,000    SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR) ...............................     1,091,250
  1,000,000    St. Jude Medical, Inc. 1.22%, due 2008 cv. sr. deb. (BBB+) .....................     1,005,000
                                                                                                 ------------
                                                                                                    4,237,875
                                                                                                 ------------
Page 5

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
--------------------------------------------------------------------------------
Portfolio of Investments April 30, 2008 (continued)
--------------------------------------------------------------------------------

 Principal                                                                                          Value
  Amount                                                                                           (Note 1)
-----------                                                                                      ------------
               CONVERTIBLE BONDS AND NOTES -- CONTINUED

               INSURANCE -- 3.6%
$ 3,000,000    Prudential Financial, Inc. floating rate, due 2036 cv. sr. notes (A3) ..........  $  2,925,900
  1,000,000    Prudential Financial, Inc. floating rate, due 2037 cv. sr. notes (A3)
               (Acquired 12/07/07; Cost $988,750) (2) .........................................       950,000
                                                                                                 ------------
                                                                                                    3,875,900
                                                                                                 ------------
               MEDIA AND ENTERTAINMENT -- 0.9%
  1,000,000    Virgin Media Inc. 6.5%, due 2016 cv. sr. notes (NR) ............................     1,005,000
                                                                                                 ------------

               MULTI-INDUSTRY -- 3.0%
    750,000    Diversa Corp. 5.5%, due 2027 cv. sr. notes (NR)
               (exchangeable for Verenium Corp. common stock) .................................       414,375
  3,000,000    LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)
               (Acquired 06/28/07; Cost $3,000,000) (2) .......................................     2,745,000
                                                                                                 ------------
                                                                                                    3,159,375
                                                                                                 ------------
               PHARMACEUTICALS -- 8.4%
  2,000,000    Alza Corp. 0%, due 2020 cv. sub. deb. (Aa1)
               (exchangeable for Johnson & Johnson common stock) ..............................     1,875,000
  2,000,000    Bristol-Myers Squibb Co. floating rate, due 2023 cv. sr. deb. (A2) .............     1,992,500
  1,000,000    Mylan Inc. 1.25%, due 2012 sr. cv. notes (B-) ..................................       865,000
  1,500,000    Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (Baa2)
               (exchangeable for Teva Pharmaceutical Industries Ltd. ADR) .....................     1,713,750
  2,500,000    Wyeth floating rate, due 2024 cv. sr. deb. (A3) ................................     2,545,450
                                                                                                 ------------
                                                                                                    8,991,700
                                                                                                 ------------
               REAL ESTATE -- 0.9%
  1,000,000    ProLogis 2.25%, due 2037 cv. sr. notes (BBB+)
               (Acquired 03/20/07 - 04/16/07; Cost $982,038) (2) ..............................       996,250
                                                                                                 ------------

               SEMICONDUCTORS -- 6.8%
  2,500,000    Agere Systems Inc. 6.5%, due 2009 cv. sub. notes (BB)
               (exchangeable for LSI Corp.) ...................................................     2,537,500
  1,000,000    Cypress Semiconductor Corp. 1%, due 2009 cv. sr. notes (NR) ....................     1,293,750
  1,500,000    Fairchild Semiconductor Corp. 5%, due 2008 cv. sr. sub. notes (B)
               (exchangeable into Fairchild Semiconductor International, Inc. common stock) ...     1,496,250
  2,000,000    Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (1) .........................     1,995,000
                                                                                                 ------------
                                                                                                    7,322,500
                                                                                                 ------------
               TELECOMMUNICATIONS -- 6.0%
    500,000    ADC Telecommunications, Inc. 3.50%, due 2015 cv. sub. notes (NR) ...............       494,375
  1,000,000    ADC Telecommunications, Inc. 3.50%, due 2017 cv. sub. notes (NR) ...............       986,250
  1,000,000    Anixter International Inc. 1%, due 2013 sr. cv. notes (BB-) ....................     1,087,500

  2,000,000    Equinix, Inc. 2.5%, due 2012 cv. sub. notes (CCC+) .............................     2,110,000
  1,000,000    General Cable Corp. 1%, due 2012 sr. cv. notes (B1) ............................     1,046,250
  1,000,000    SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR) ...................................       752,500
                                                                                                 ------------
                                                                                                    6,476,875
                                                                                                 ------------
               TRANSPORTATION -- 1.5%
  1,750,000    ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR) .......................     1,610,000
                                                                                                 ------------

PAGE 6

--------------------------------------------------------------------------------
Portfolio of Investments April 30, 2008 (continued)
--------------------------------------------------------------------------------

 Principal                                                                                          Value
  Amount                                                                                           (Note 1)
-----------                                                                                      ------------
               CONVERTIBLE BONDS AND NOTES -- CONTINUED

               TRAVEL AND LEISURE -- 0.7%
$ 1,000,000    Morgans Hotel Group 2.375%, due 2014 sr. sub. cv notes (NR)
               (Acquired 10/11/07 - 10/12/07; Cost $1,026,250) (2) ............................  $    780,000
                                                                                                 ------------

               TOTAL CONVERTIBLE BONDS AND NOTES .............................................    62,321,475
                                                                                                 ------------
               CORPORATE BONDS AND NOTES -- 1.1%

               RETAIL -- 1.1%
  1,500,000    Amerivon Holdings LLC 4%, due 2010 units (NR)
               (Acquired 06/01/07; Cost $1,500,000) (2,3) .....................................     1,200,000
                                                                                                 ------------

               CONVERTIBLE PREFERRED STOCKS -- 10.3%

  Shares
-----------
               AEROSPACE AND DEFENSE -- 0.3%
     40,000    Applied Energetics, Inc. 6.5% series A redeemable cv. pfd. (NR)
               (Acquired 10/27/05; Cost $1,000,000) (2) .......................................       280,000
                                                                                                 ------------
               BANKING/SAVINGS AND LOAN -- 4.7%
     59,179    New York Community Bancorp, Inc. 6% BONUSES units (Baa1) .......................     2,884,976
     18,000    Sovereign Capital Trust IV 4.375% PIERS (Baa1)
               (exchangeable for Sovereign Bancorp, Inc. common stock) (1) ....................       513,000
        500    Wachovia Corp. 7.5% series L perpetual cv. pfd (NR) ............................       571,563
      1,200    Washington Mutual, Inc. 7.75% series R non-cumulative
               perpetual cv. pfd. (Ba2) .......................................................     1,032,132
                                                                                                 ------------
                                                                                                    5,001,671
                                                                                                 ------------
               CHEMICALS -- 1.6%
     30,000    Celanese Corp. 4.25% cv. perpetual pfd. (NR) ...................................     1,720,500

               ENERGY -- 3.3%
     27,800    Chesapeake Energy Corp. 4.5% cum. cv. pfd. (NR) ................................     3,579,250

               TELECOMMUNICATIONS -- 0.4%
        100    Medis Technologies Ltd. 7.25% series A cum. cv. perpetual pfd. (NR) ............       472,525
                                                                                                 ------------

               TOTAL CONVERTIBLE PREFERRED STOCKS .............................................    11,053,946
                                                                                                 ------------

               MANDATORY CONVERTIBLE SECURITIES -- 28.8% (4)

               CONSUMER GOODS -- 2.8%
     30,000    Avery Dennison Corp. 7.875%, due 11/15/10 mandatory cv. pfd. (BBB-) ............     1,466,700
      1,750    The Stanley Works floating rate, due 05/17/12 equity units (A2)                      1,527,313
                                                                                                 ------------
                                                                                                    2,994,013
                                                                                                 ------------

PAGE 7

--------------------------------------------------------------------------------
Portfolio of Investments April 30, 2008 (continued)
--------------------------------------------------------------------------------


                                                                                                    Value
  Shares                                                                                           (Note 1)
-----------                                                                                      ------------
               MANDATORY CONVERTIBLE SECURITIES -- CONTINUED

               ENERGY -- 7.5%
     30,000    Bristow Group Inc. 5.5%, due 09/15/09 mandatory cv. pfd. (B) ...................  $  1,972,800
     10,000    McMoRan Exploration Co. 6.75%, due 11/15/10 mandatory cv. pfd. (NR) ............     1,832,900
      2,000    Merrill Lynch & Co., Inc. 5.4%, due 09/27/10 PRIDES (A+)
               (linked to the performance of ConocoPhillips common stock) .....................     1,849,780
     41,135    Merrill Lynch & Co., Inc. 12%, due 06/27/08 capped appreciation notes (NR)
               (linked to the performance of Tesoro Corp. common stock) .......................     1,053,467
     39,410    NATIXIS Financial Products Inc. 7.05%, due 12/05/08
               mandatory trigger exchangeable notes (NR)
               (exchangeable for Nabors Industries Ltd. common stock)
               (Acquired 02/29/08; Cost $1,250,085) (2) .......................................     1,355,980
                                                                                                 ------------
                                                                                                    8,064,927
                                                                                                 ------------
               FOODS -- 1.1%
     50,000    Lehman Brothers Holdings Inc. 6%, due 10/12/10 PIES (A1) $
               (exchangeable for General Mills, Inc. common stock) ............................     1,224,500
                                                                                                 ------------
               HEALTH CARE -- 1.4%
     35,768    NATIXIS Financial Products Inc. 11%, due 01/21/09
               mandatory trigger exchangeable notes (NR)
               (exchangeable for St. Jude Medical, Inc. common stock)
               (Acquired 04/16/08; Cost $1,559,485) (2) .......................................     1,552,331
                                                                                                 ------------

               INSURANCE -- 5.2%
      4,000    Alleghany Corp. 5.75%, due 06/15/09 mandatory cv. pfd. (BB+) ...................     1,290,925
     75,000    Citigroup Funding Inc. variable rate, due 09/27/08 exchangeable notes (Aa3)
               (exchangeable for Genworth Financial, Inc. common stock) .......................     1,797,750
     60,000    MetLife, Inc. 6.375%, due 08/15/08 common equity units (BBB+) ..................     1,772,400
     52,500    XL Capital Ltd. 7%, due 02/15/09 equity security units (Baa1) ..................       738,675
                                                                                                 ------------
                                                                                                    5,599,750
                                                                                                 ------------
               MEDIA AND ENTERTAINMENT -- 2.5%
     82,500    Deutsche Bank AG 4.9%, due 04/28/09 mandatory exchangeable notes (Aa1)
               (exchangeable for The Walt Disney Company common stock) ........................     2,631,338
                                                                                                 ------------

               MINERALS AND MINING -- 5.8%
     20,000    Freeport-McMoRan Copper & Gold Inc. 6.75%,
               due 05/01/10 mandatory cv. pfd. (B+) ...........................................     3,258,800
     30,000    Vale Capital Ltd. 5.5%, due 06/15/10 mandatory convertible notes (NR)
               (exchangeable for ADSs representing Companhia
               Vale do Rio Doce common stock) .................................................     2,197,500
     10,000    Vale Capital Ltd. 5.5%, due 06/15/10 mandatory convertible notes (NR)
               (exchangeable for ADSs representing Companhia
               Vale do Rio Doce Preference A Shares)                                                  718,125
                                                                                                 ------------
                                                                                                    6,174,425
                                                                                                 ------------
Page 8

--------------------------------------------------------------------------------
Portfolio of Investments April 30, 2008 (continued)
--------------------------------------------------------------------------------


                                                                                                    Value
  Shares                                                                                           (Note 1)
-----------                                                                                      ------------
               MANDATORY CONVERTIBLE SECURITIES -- continued

               Pharmaceuticals -- 2.5%
1,000          Mylan Inc. 6.5%, due 11/15/10 mandatory cv. pfd. (B-)...........................  $    925,760
9,500          Schering-Plough Corp. 6%, due 08/13/10 mandatory cv. pfd. (Baa3)................     1,715,035
                                                                                                 ------------
                                                                                                    2,640,795
                                                                                                 ------------

               TOTAL MANDATORY CONVERTIBLE SECURITIES (4)......................................    30,882,079
                                                                                                 ------------



                Total Convertible Bonds and Notes -- 58.0%......................................   62,321,475
                Total Corporate Bonds and Notes -- 1.1%.........................................    1,200,000
                Total Convertible Preferred Stocks -- 10.3%.....................................   11,053,946
                Total Mandatory Convertible Securities -- 28.8%.................................   30,882,079
                                                                                                 ------------
                Total Investments -- 98.2%......................................................  105,457,500

                Other assets and liabilities, net -- 1.8%.......................................    1,932,952
                                                                                                 ------------
                Total Net Assets -- 100.0%...................................................... $107,390,452
                                                                                                 ============


(1) Contingent payment debt instrument which accrues contingent interest. See Note 1(f).

(2) Security not registered under the Securities Act of 1933, as amended (i.e., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act of 1933, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. The aggregate market value of these unregisterd securities at April 30, 2008 was $14,175,811 which represented 13.2% of the Fund's net assets.

(3) Investment is a restricted security, valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of this security represented 1.1% of the Fund's net assets.

(4) These securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.


Investment Abbreviations:

ADR      American Depositary Receipts.
ADS      American Depositary Shares.
BONUSES  Bifurcated Option Note Unit Securities.
PIES     Premium Income Exchangeable Securities.
PIERS    Preferred Income Equity Redeemable Securities.
PRIDES   Preferred Redeemable Increased Dividend Equity Securities.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's. NR is used whenever a rating is unavailable.


Summary of Portfolio Ratings *

             % of
          Portfolio

Aa             8
A             16
Baa           15
Ba             3
B             22
Caa            4
NR            31

* Excludes equity securities and cash.


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)
--------------------------------------------------------------------------------

                                                                 April 30, 2008
                                                                 --------------
ASSETS:
   Investments at value (cost $105,611,013) (Note 1) .........   $  105,457,500
   Cash ......................................................          894,888
   Receivable for securities sold ............................          226,377
   Dividends and interest receivable .........................          858,573
   Other assets ..............................................           40,442
                                                                 --------------
     Total assets ............................................      107,477,780
                                                                 --------------
LIABILITIES:
   Accrued management fee (Note 2) ...........................           74,517
   Accrued expenses ..........................................           12,811
                                                                 --------------
     Total liabilities .......................................           87,328
                                                                 --------------

NET ASSETS ...................................................   $  107,390,452
                                                                 ==============

NET ASSETS CONSIST OF:
   Capital shares (Note 3) ...................................   $       51,899
   Additional paid-in capital ................................      108,554,901
   Undistributed net investment income........................          465,561
   Accumulated net realized loss from investment
     transactions ............................................       (1,528,395)
   Unrealized depreciation on investments.....................         (153,514)
                                                                 --------------
NET ASSETS ...................................................   $  107,390,452
                                                                 ==============
Net asset value per share ($107,390,452 / 5,189,875
  outstanding shares).........................................   $        20.69
                                                                 ==============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS---------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 2008

INVESTMENT INCOME (NOTE 1):
   Interest ..................................................    $   1,758,991
   Dividends .................................................        1,298,664
                                                                 --------------
     Total Income ............................................        3,057,655
                                                                 --------------
EXPENSES (NOTE 2):
   Management fee ............................................          420,339
   Custodian .................................................            7,336
   Transfer agent ............................................           21,996
   Audit fees ................................................           17,925
   Legal fees ................................................          123,598
   Trustees' fees ............................................           62,750
   Reports to shareholders ...................................           52,051
   Administrative services fees ..............................           29,611
   Other .....................................................           51,117
                                                                 --------------
     Total Expenses ..........................................          786,723
                                                                 --------------
NET INVESTMENT INCOME ........................................        2,270,932
                                                                 --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized loss from investment transactions ............       (2,121,172)
   Net change in unrealized appreciation of investments ......       (7,983,843)
                                                                 --------------
     Net loss on investments .................................      (10,105,015)
                                                                 --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........   $   (7,834,083)
                                                                 ==============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
PAGE 10

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS----------------------------------------------

                                                                   SIX MONTHS ENDED         YEAR ENDED
                                                                  APRIL 30, 2008 (a)     OCTOBER 31, 2007
                                                                  ------------------     ----------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment income .....................................      $   2,270,932          $   4,596,017
   Net realized gain (loss) from investment transactions .....         (2,121,172)            11,500,969
   Net change in unrealized appreciation of investments ......         (7,983,843)             2,263,067
                                                                    -------------          -------------
     Net change in net assets resulting from operations ......         (7,834,083)            18,360,053
                                                                    -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................         (2,041,556)            (5,102,460)
   Net realized gain on investments ..........................        (11,517,629)            (2,621,312)
                                                                    -------------          -------------
     Total distributions .....................................        (13,559,185)            (7,723,772)

CAPITAL SHARE TRANSACTIONS (NOTE 3)
   Reinvestment of distributions .............................          6,352,696              2,097,228
   Cost of shares tendered ...................................        (17,149,192)                    --
                                                                    -------------          -------------
     Net increase (decrease) from capital transactions .......        (10,796,496)             2,097,228
                                                                    -------------          -------------
CHANGE IN NET ASSETS .........................................        (32,189,764)            12,733,509
Net assets at beginning of period ............................        139,580,216            126,846,707
                                                                    -------------          -------------
NET ASSETS AT END OF PERIOD ..................................      $ 107,390,452          $ 139,580,216
                                                                    =============          =============
     Undistributed net investment income at end of period ....      $     465,561          $     236,184
                                                                    =============          =============
------------------
(a) Unaudited.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Bancroft Fund Ltd. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

(b) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(c) Indemnification - Under the Fund's organizational documents, each trustee, officer or other agent of the Fund (including the Fund's investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(d) Federal Income Taxes - The Fund's policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The interpretation became effective for tax years beginning after December 15, 2006. The adoption of FIN 48 has had no impact on the Fund's financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(e) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

(f) Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 6 cents per share for the six months ended April 30, 2008. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At April 30, 2008 there were unrealized losses of approximately 14 cents per share on contingent payment debt instruments.

(g) Change in Method of Accounting - Effective November 1, 2004, the Fund began amortizing discounts and premiums on all debt securities. Prior to November 1, 2004, the Fund amortized discounts on original issue discount debt securities. The new method of amortization was adopted in accordance with the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and the financial highlights presented herein have been restated to reflect the new method retroactive to November 1, 2001. The effect of this accounting change is included in the financial highlights for the years ended October 30, 2003 and 2004. The cumulative effect of this accounting change had no impact on the total net assets of the Fund or on distributions for tax purposes, but resulted in a $103,986 increase in the cost of securities held and a corresponding $103,986 reduction in the net unrealized gains based on the securities held on November 1, 2001. These changes had no effect on previously reported total net assets or total returns.

(h) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2007 and 2006 were as follows:

                                       2007           2006
                                    ----------     ----------
Ordinary Income                     $5,102,460     $4,395,566
Net Realized Gain on Investments     2,621,312             --
                                    ----------     ----------
                                    $7,723,772     $4,395,566
                                    ==========     ==========

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

At April 30, 2008 unrealized appreciation (depreciation) of investment securities on a tax basis were as follows:

Unrealized appreciation                         $  8,861,127

Unrealized depreciation                           (9,148,005)
                                                ------------
Net unrealized depreciation                         (286,878)

Cost for federal income tax purposes            $105,744,373


(i) Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.
SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Davis-Dinsmore Management Company ("Davis-Dinsmore"). Pursuant to the investment advisory agreement, Davis-Dinsmore provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Davis-Dinsmore on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund's net asset value in such month.

The Fund, pursuant to an administrative services agreement with Davis-Dinsmore, has agreed to pay Davis-Dinsmore for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Davis-Dinsmore on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund's net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Davis-Dinsmore.

NOTE 3 - PORTFOLIO ACTIVITY

At April 30, 2008 there were 5,189,875 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended April 30, 2008, 337,013 were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $6,352,696.

In connection with the Fund's tender offer which expired on February 29, 2008, the Fund purchased 880,154 shares of beneficial interest at a total cost of $17,149,192, including expenses of $109,410.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $26,977,517 and $44,085,689, respectively, for the six months ended April 30, 2008.

A distribution of $0.21 per share, derived from net investment income was declared on May 13, 2008, payable June 26, 2008 to shareholders of record at the close of business June 12, 2008.
                                                                         Page 13

---------------------------------------------------------------------------------------------------
Financial Highlights      Selected data for a share of beneficial interest outstanding:
---------------------------------------------------------------------------------------------------

                                          Six Months
                                            Ended                           Year Ended October 31,
                                           April 30, -----------------------------------------------------------------
                                            2008(a)        2007         2006         2005         2004         2003
                                          ----------------------------------------------------------------------------
Operating Performance:
Net asset value, beginning of period...   $  24.35     $  22.55     $  21.05     $  20.40     $  20.84     $  18.55
                                          ----------------------------------------------------------------------------
Net investment income..................       0.44         0.80         0.80         0.64         0.70(b)      0.71(b)
Adjustment for change in
  amortization policy..................         --           ---           --           --        (0.02)       (0.02)
                                          ----------------------------------------------------------------------------
Net investment income, as adjusted            0.44         0.80         0.80         0.64         0.68         0.69
                                          ----------------------------------------------------------------------------
Net realized and unrealized gain (loss)      (1.88)        2.37         1.48         0.71         0.08(b)      2.31(b)
Adjustment for change in
amortization policy....................         ---           --           --           --         0.02         0.02
                                          ----------------------------------------------------------------------------
Net realized and unrealized
  gain (loss), as adjusted.............      (1.88)        2.37         1.48         0.71         0.10         2.33
                                          ----------------------------------------------------------------------------
Total from investment operations.......      (1.44)        3.17         2.28         1.35         0.78         3.02
                                          ----------------------------------------------------------------------------
Less Distributions:
Dividends from net investment income...      (0.38)       (0.90)       (0.78)       (0.70)       (0.72)       (0.73)
Distributions from realized gains......      (2.01)       (0.47)          ---           --           ---           --
                                          ----------------------------------------------------------------------------
Total distributions....................      (2.39)       (1.37)       (0.78)       (0.70)       (0.72)       (0.73)
                                          ----------------------------------------------------------------------------
Capital Share Transactions:
Anti-dilutive effect of tender offer..        0.17           --           ---           ---           ---           ---
Effect of rights offer................          ---           --           ---           ---        (0.50)          ---
                                          ----------------------------------------------------------------------------
Total capital share transactions......        0.17           --           ---           ---        (0.50)          ---
                                          ----------------------------------------------------------------------------
Net asset value, end of period........    $  20.69     $  24.35     $  22.55     $  21.05     $  20.40     $  20.84
                                          ============================================================================

Market value, end of period...........    $  18.48     $  21.35     $  19.30     $  17.77     $  18.23     $  19.70

Total Net Asset Value Return (%) (c)..        (4.0)        14.5         11.1          6.7          1.3         16.7
Total Investment Return (%)(d)........        (3.4)        18.3         13.3          1.3         (3.8)        16.7

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)......................    $107,390     $139,580     $126,847     $117,622     $113,373     $ 98,486
Ratio of expenses to
  average net assets (%)..............        1.3(e)       1.1          1.1          1.2          1.1          1.2
Ratio of net investment income to
average net assets (%)................        3.6(e)       3.5          3.7          3.1          3.3(f)       3.6(f)
Portfolio turnover rate (%)...........         24           80           58           86           66           87

___________________

(a) Unaudited.
(b) As previously reported. See Note 1(g).
(c) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(d) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
(e) Annualized.
(f) Ratios for 2004 and 2003 reflect ratios adjusted for change in amortization policy. Ratios previously reported for 2004 and 2003 were 3.4% and 3.6%, respectively.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
MISCELLANEOUS NOTES
--------------------------------------------------------------------------------

Results of the 2008 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on February 11, 2008. The results of the shareholder vote were:

1.      All persons nominated were elected.

        Terms expiring in 2011        Shares voted for           Shares withheld
        ----------------------        ----------------           ---------------
        Thomas H. Dinsmore               4,835,846                   239,221
        Daniel D. Harding                4,870,075                   204,992

        Trustees whose term of office continued after the 2008 Annual Shareholders Meeting are listed on the inside back cover of this Semi-Annual Report.


2. The Audit Committee's appointment of Tait, Weller & Baker LLP as independent accountants was ratified, as 4,955,304 shares voted for, 35,275 shares voted against and 84,488 shares abstained.

--------------------------------------------------------------------------------
Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
--------------------------------------------------------------------------------

For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Fund's public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund's first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund's public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC's website at www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (973) 631-1177, or at our website at www.bancroftfund.com. This information is also available on the SEC's website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

--------------------------------------------------------------------------------
MISCELLANEOUS NOTES (continued)
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Tender Offer
On January 31, 2008 the Fund commenced a tender offer for up to 758,754 of its shares of beneficial interest, representing approximately 12.5% of its issued and outstanding shares of beneficial interest, par value $.01 per share, at a price per share equal to 95% of the net asset value per share as of the close of regular trading on the American Stock Exchange on February 29, 2008. The Fund conducted the Offer pursuant to an Agreement dated January 11, 2008 between the Fund and certain Fund shareholders.

The tender offer expired on February 29, 2008. The Fund accepted 880,154 properly tendered shares at a price per Fund share equal to $19.36, which was 95% of the net asset value per Fund share as of 5:00 p.m. Eastern Standard Time on February 29, 2008.

Approximately 2,294,566 shares of beneficial interest, 38% of the Fund's issued and outstanding shares of beneficial interest, were validly tendered. Because more than 758,754 shares had been validly tendered, the Fund elected to take up and pay for 121,400 additional shares for a total of 880,154 total shares to be taken up and paid for pursuant to the Offer. Shares were accepted for payment on a pro rata basis. Accordingly, approximately 38.36% (880,154 shares accepted for payment divided by 2,294,566 shares validly tendered) of the validly tendered shares of each shareholder were accepted for payment. These accepted shares represented approximately 14.5% of the total shares of beneficial interest outstanding prior to the commencement of the tender offer.

--------------------------------------------------------------------------------

The Fund is a member of the Closed-End Fund Association, a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore is on the Executive Board and is president of the association. The association is solely responsible for the content of its website.

--------------------------------------------------------------------------------

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase its own shares from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees                        Internet

GORDON F. AHALT                          www.bancroftfund.com
KINCHEN C. BIZZELL                       email: info@bancroftfund.com
ELIZABETH C. BOGAN, Ph.D.
THOMAS H. DINSMORE, C.F.A.               Investment Adviser
DANIEL D. HARDING                        Davis-Dinsmore Management Company
JANE D. O'KEEFFE                         65 Madison Avenue, Suite 550
NICOLAS W. PLATT                         Morristown, NJ 07960-7308
                                         (973) 631-1177
Officers
                                         Shareholder Services and Transfer Agent
THOMAS H. DINSMORE, C.F.A.               American Stock Transfer & Trust Company
Chairman of the Board                    59 Maiden Lane
 and Chief Executive Officer             New York, NY 10038
                                         (800) 937-5449
JANE D. O'KEEFFE                         www.amstock.com
President
                                         Beneficial Share Listing
GARY I. LEVINE                           American Stock Exchange Symbol: BCV
Executive Vice President,
  Chief Financial Officer and            Legal Counsel
  Secretary                              Ballard Spahr Andrews & Ingersoll, LLP

H. TUCKER LAKE, JR.                      Independent Accountants
Vice President                           Tait, Weller & Baker LLP

GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JAMES A. DINSMORE
Assistant Vice President

JOANN VENEZIA
Assistant Vice President and
  Assistant Secretary

                              BANCROFT FUND LTD.
                          65 MADISON AVENUE, SUITE 550
                          MORRISTOWN, NEW JERSEY 07960
                             www.bancroftfund.com

                                     [LOGO]
                                    AMERICAN
                                 STOCK EXCHANGE
                                 --------------
                                     LISTED
                                 --------------
                                     BCV(TM)

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of Bancroft Fund Ltd. (the "Registrant") or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the "Exchange Act")(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant's equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees since those procedures were last disclosed in response to the requirements of
Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item 10 of Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 5, 2008 an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the
Registrant's officers, including the PEO and PFO, concluded that, as of June 5, 2008, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act
(17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of
Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: July 9,2008

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: July 9,2008

By: /s/Gary I. Levine
    Gary I. Levine
    Chief Financial Officer
    (Principal Financial Officer)

Date: July 9,2008